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                                                                EXHIBIT 10.1.8

                                                                       [3/17/00]


                    AMENDMENT NO. 7 TO FINANCING AGREEMENTS
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                            PNY TECHNOLOGIES, INC.
                                299 Webro Road
                         Parsippany, New Jersey 07054



                                                    March 17, 2000

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     Congress Financial Corporation ("Lender"), and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower"), have entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender (as assignee of First Union National Bank) and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, Amendment No. 2 to Financing Agreements, dated April 15, 1997, Amendment No. 3 to Financing Agreements, dated June 2, 1997 ("Amendment No. 3"), Amendment No. 4 to Financing Agreements, dated April 20, 1998, Amendment No. 5 to Financing Agreements, dated April, 1999 and Amendment No. 6 to Financing Agreements, dated September 29, 1999 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

     Borrower has requested that Lender agree to certain amendments to the Loan Agreement. Subject to the terms and conditions contained herein, Lender is willing to agree to such amendments as are set forth herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

     1.  Amendments to Definitions.  All references for the term "Financing
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Agreements" in the Loan Agreement shall mean, and each such reference is hereby amended to include, in addition and not in limitation, this Amendment No. 7 to Financing Agreements and all other agreements, documents or instruments at any time executed and/or delivered by Borrower or any other person in connection herewith or with any of the foregoing, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.
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     2.  Amendments to Financing Agreements. Section 2 of Amendment No. 3 is
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hereby terminated and is of no further force and effect.  Lender shall have no further obligation to make any Supplemental Loans or have any other duties or responsibilities in connection with the Supplemental Loans. Subject to the terms and conditions set forth in this Amendment, all security interests and liens upon assets and properties of Gadi Cohen as set forth in the Pledge and Security Agreement, dated June 2, 1997, by Gadi Cohen in favor of Lender, are hereby released and terminated.

     3.  Representations, Warranties and Covenants.  In addition to the
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continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Agreement and the other Financing Agreements):

           (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment and no event has occurred or condition is existing and continuing on the date of this Amendment which, with notice or passage of time or both, would constitute an Event of Default (after giving effect to the amendments to the Loan Agreement and the other Financing Agreements made by this Amendment).

           (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     4.  Conditions Precedent.  The amendments herein shall be effective upon
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the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

           (a) the receipt by Lender of a copy of this Amendment, duly authorized, executed and delivered by Borrower; and

           (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

     5.  Effect of this Amendment.  Except as modified pursuant hereto, no other
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changes or modifications to the Loan Agreement and the other Financing
Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

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     6.  Further Assurances.  The parties hereto shall execute and deliver such
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additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     7.  Governing Law.  The validity, interpretation and enforcement of this
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Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

     8.  Binding Effect. This Amendment shall be binding upon and inure to the
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benefit of each of the parties hereto and their respective successors and assigns.

     9.  Counterparts.  This Amendment may be executed in any number of
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counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, upon acceptance by Lender, shall become a binding agreement by and between Borrower and Lender.

                                    Very truly yours,

                                    PNY TECHNOLOGIES, INC.
                                    formerly known as
                                    P.N.Y. Electronics, Inc.

                                    By: /s/ Heidi Stuto
                                       --------------------------------
                                    Title: Treasurer
                                          -----------------------------

AGREED:

CONGRESS FINANCIAL CORPORATION

By: /s/ ILLEGIBLE
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Title: AVP
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